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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               UTILX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

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                                   [GRAPHIC]

                               22820 RUSSELL ROAD
                                 P. O. BOX 97009
                           KENT, WASHINGTON 98064-9709

                      ----------------------------------

                NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

                      ----------------------------------

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of UTILX Corporation which will be held at 10:30 a.m. on Friday, July 28, 2000, at the corporate headquarters, 22820 Russell Road, Kent, Washington 98032 for the following purposes:

     1. To elect directors;

     2. To amend the Director Stock Option Plan;

     3. To amend the Employee Stock Option Plan; and

     4. To transact such other business as may properly come before the meeting.

                                       By Order of the Board of Directors

                                       /s/ Anne G. Cameron

                                       Anne G. Cameron
                                       Corporate Secretary

Kent, Washington
June 23, 2000

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                      YOU MAY VOTE IN ONE OF THREE WAYS:

        1. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE
           PROVIDED.

        2. USE THE TOLL-FREE TELEPHONE NUMBER ON YOUR PROXY CARD TO VOTE BY PHONE; OR

        3.  VISIT THE WEB SITE NOTED ON YOUR PROXY CARD TO VOTE VIA THE
            INTERNET.
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                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED


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                               GENERAL INFORMATION

STOCKHOLDERS ENTITLED TO VOTE

     Holders of shares of Common Stock of the Company at the close of business on June 2, 2000, the record date, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements of the meeting. Each share entitles its owner to one vote. Under Delaware law and the Company's Certificate of Incorporation, if a quorum is present at the meeting (i) the nominees for election as directors must be elected by a plurality vote and (ii) approval of the amendments to the stock option plans must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. On the record date, there were 7,475,944 shares outstanding.

     In the election of directors, shares that are not voted for the election of directors will not count in determining the total number of votes for each nominee. Abstention from voting on the proposal to amend the stock option plans will have the practical effect of voting against the proposal since it is one less vote for approval. Broker nonvotes will have no impact on such proposal since they are not considered "shares present and entitled to vote" for voting purposes, other than to reduce the number of votes "FOR" necessary to approve the proposals.

     Shares for which proxies are properly executed and returned will be voted at the meeting in accordance with the directions noted thereon, and in the absence of directions to the contrary, such shares will be voted (i) "FOR" the election of the nominees for the Board of Directors named in the following pages, provided that if such nominees should become unavailable for election for any reason, such shares will be voted for the election of a substitute nominee as the Board of Directors may propose; and (ii) "FOR" the amendments to the stock option plans.

HOW TO VOTE

     Stockholders can vote any one of three ways:

     1) By Mail - sign, date and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     2) By Telephone - call the toll-free number on your proxy card to vote by phone. You will need to follow the instructions on your proxy card and the voice prompts.

     3) By Internet - go to the web site listed on your proxy card to vote through the Internet. You will need to follow the instructions on your proxy card and the web site. If you vote through the Internet, you may incur telephone and Internet access charges.

     If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote by telephone or the Internet, you should not return your proxy card.

     If your shares are held in the name of a bank, broker or other holder of record (that is, "street name"), you will receive instructions from the holder of record that you should follow in order for your shares to be voted.

CHANGING YOUR VOTE

     You may change your vote at any time before the proxy is exercised. If you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Secretary of the Company. If you voted by telephone or the Internet you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.

EXPENSES OF PROXY SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of the Company. In that connection, this Proxy Statement is being mailed to the stockholders on or about June 23, 2000 concurrently with the mailing of the Company's 2000 Annual Report and Form 10-K. In addition to this solicitation by mail, officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies in person or by telephone. All of the costs of the solicitation of proxies will be paid by the Company.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected PricewaterhouseCoopers L.L.P., certified public accountants, to act as independent auditor of the Company for the fiscal year ending March 31, 2000. Coopers & Lybrand L.L.P., which merged with PricewaterhouseCoopers L.L.P., was previously the auditor since 1986.

     A representative of PricewaterhouseCoopers L.L.P. is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from stockholders.

                         1. PROPOSAL TO ELECT DIRECTORS

BOARD OF DIRECTORS

     The Company's Board of Directors currently consists of seven directors who, in accordance with the Company's By-laws, are divided into three classes. This provision is designed to ensure that one-third of the Board is eligible for reelection in any given year. At the 2000 Annual Meeting of Stockholders, two directors will be elected to serve for a term of three years, expiring in 2003. The remaining four directors are divided into two classes of two directors each, whose terms expire in 2001 and 2002, respectively. The directors elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the By-laws of the Company. The names of the nominees and continuing members of the Board of Directors are listed below. Shares represented by a properly executed proxy in the form of the accompanying Proxy Card will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the proxy in the event that any person other than the nominees listed below is to be voted upon at the meeting due to the unavailability of the nominees so listed.

     Mr. Robert Runice is retiring and has tendered his resignation from the Board of Directors and Board Committees effective July 28, 2000, the date of the Annual Meeting. The Board has accepted Mr. Runice's resignation. Effective June 9, 2000, Board expanded the positions on the Board from six to seven, and elected Mr. Robert P. Gannon to the Board of Directors and nominated him to stand for election for a three year term at this year's Annual Meeting. Consequently, all persons named below are directors of the Company at the present time. No family relationships exist between any nominees, directors or executive officers of the Company.

BOARD RECOMMENDED NOMINEES

     The names of the nominees for the Board of Directors, together with certain information regarding them, follows:

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     JOHN W. ELLIS (age 71) has been a director of the Company since August
1988. Mr. Ellis' term as a director expires in 2000. Since October 1999, he has held the position of Chairman Emeritus of the Seattle Mariners' Baseball Club, and from 1992 to October 1999, was its Chairman of the Board and Chief Executive Officer. Since 1969, he has been a director of Puget Sound Energy, Inc. (formerly Puget Sound Power & Light Company), a diversified gas and electric utility, where he was President from 1976 to 1987, and Chief Executive Officer from 1976 until his retirement in 1993. Mr. Ellis is also a director of Washington Mutual Savings Bank, a banking company, SAFECO Corporation, an insurance company, and AEGIS, Ltd., an insurance company, and serves as Chairman of the Board of Trustees of Seattle University. He is past Chairman of the Edison Electric Institute and the Electric Power Research Institute.

     ROBERT P. GANNON (age 56) has been a director of the Company since June 9, 2000 and will stand for election for a three year term commencing July 28, 2000. Mr. Gannon is the Chairman, President and Chief Executive Officer of the Montana Power Company and Touch America, the telecommunications subsidiary of Montana Power. He first joined the Montana Power Company in 1974 as an attorney and became its Vice President and General Counsel in 1984. Mr. Gannon was named its President in 1990, Chief Executive Officer in 1997 and Chairman in 1998. He is a director of the Edison Electric Institute, the Mansfield Foundation and the Butte-Silver Bow Chamber of Commerce and past director and president of the Western Electric Power Institute.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR THE BOARD OF DIRECTORS.

CURRENT MEMBERS OF THE BOARD OF DIRECTORS

     In addition to John W. Ellis and Robert P. Gannon, the names of the current members of the Board of Directors, together with certain information regarding them, are as follows:

     STANLEY J. BRIGHT (age 60) has been a director of the Company since January 1995. Mr. Bright's term as a director expires in 2002. Mr. Bright is a director of MidAmerican Energy Holdings Company (MidAmerican), a subsidiary of Berkshire Hathaway, Inc. which has domestic and international utility operations. MidAmerican was formed on March 12, 1999 in the merger of the prior MidAmerican Energy Holdings Company (MidAmerican Energy) and CalEnergy Company, Inc. Prior to the merger, Mr. Bright served as Chairman, President and Chief Executive Officer of MidAmerican Energy from June 1, 1997, as President and Chief Executive Officer from July 1, 1996, and as President, Office of the Chief Executive Officer from July 1, 1995 when MidAmerican Energy was formed in the merger of Iowa-Illinois Gas and Electric Company (Iowa-Illinois) and Midwest Resources, Inc. He had been Chairman, President and Chief Executive Officer of Iowa-Illinois, a utility company, since May 1991. Mr. Bright is also a director of TransAlta Corporation and Utech Venture Capital Corporation.

     JOHN D. DURBIN (age 65) has been a director of the Company since April 1997. Mr. Durbin's term as a director expires in 2001. Since February 2000, Mr. Durbin is Chief Executive Officer of Infrastrux Group, Inc. a new subsidiary at Puget Sound Energy, Inc. (formerly Puget Sound Power & Light Company), a diversified gas and electric utility. Mr. Durbin has been a Principal of Olympic Capital Partners, an investment banking firm, from 1996 to 1998 and Executive Director, Emerge Corporation from August 1999 to February 2000. He is also a general Partner of John Durbin & Associates, a 26 year old firm which owns and manages commercial and agricultural real estate. Previously, he was Chairman, President and Chief Executive Officer of Bellevue-based Hostar International, a hotel equipment manufacturer, which he co-founded in 1988. In addition, he is a board member of several Northwest companies, including Puget Sound Energy, Inc., ConnexT, Inc. and Frank Russell Trust Co. and is a member of the Advisory Board of Barclay Dean Interiors, Inc. and Glant Pacific Companies. Mr. Durbin's community service includes being a past member of the Board of Trustees of Seattle University and a former board member of Children's Hospital Foundation, a board member of Junior Achievement of Greater Seattle, past Chairman and board member of the Washington Athletic Club. Mr. Durbin is a past Chairman of United Way of King County and past President of the Seattle Rotary Club.

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     WALTER M. HIGGINS (age 55) has been a director of the Company since January
1998. Mr. Higgins' term as a director expires in 2001. Mr. Higgins was named President and Chief Executive Officer of AGL Resources, Inc., an Atlanta-based energy holding company in January 1998 and became Chairman, President and Chief Executive Officer of AGL Resources in May 1999. He is also Chairman and Chief Executive Officer of Atlanta Gas Light Company, the largest natural gas distributor in the Southeastern United States. Mr. Higgins joined Sierra Pacific Resources, a utility holding company in late 1993, and was named Chairman of the Board, President and Chief Executive Officer in January 1994. He also served as President and Chief Executive Officer of Sierra Pacific Power Co., a subsidiary of Sierra Pacific Resources. Prior to joining Sierra Pacific Resources, he was President and Chief Operating Officer of Louisville Gas and Electric Co., the principal subsidiary of LG&E Energy, a Louisville, Kentucky-based utility holding company. In addition, he is a board member of AGL Resources, Inc. and AEGIS, Ltd., an insurance company, and serves on the board of trustees of numerous business and community organizations. Mr. Higgins is the 2000 Campaign Chairman for the United Way of Metropolitan Atlanta and is the Chairman of the Board of Trustees of the National Environmental Education and Training Foundation.

     ROBERT E. RUNICE (age 70) has been a director of the Company since
November 1988 and is retiring from the Board effective July 28, 2000, the date of the Annual Meeting. Mr. Runice is a private investor and business consultant. From 1983 until his retirement in 1991, Mr. Runice had been Vice President of U S West Inc., a diversified telecommunications company, and President of its Commercial Development Division. Mr. Runice is also a director of The Bombay Company, Inc., a specialty retail company, and Tandy Brands Accessories, Inc., a manufacturer of men's, women's and boys' accessories.

     WILLIAM M. WEISFIELD (age 58) has been a director of the Company since January 1995, Chairman of the Board since January 1996 and the Company's President and Chief Executive Officer since November 1998. Mr. Weisfield's term as a director expires in 2002. Mr. Weisfield was Senior Vice President of Benaroya Capital Company, a privately held investment company specializing in development of Pacific Northwest real estate and other investments, since January 1, 1994. Mr. Weisfield previously served as Chief Operating Officer for Robbins Company, an underground tunnel boring manufacturing company from November 1992 to December 1993. Mr. Weisfield also acts as a director of Lindal Cedar Homes, Inc., Lifespan Biosciences, Inc., the Downtown Seattle Association, and is a member and past President of the Seattle Rotary Club.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established standing committees, including an Audit Committee, a Compensation Committee and a Nominating and Organization Committee. All committees are responsible to the full Board of Directors and their activities are therefore subject to approval of the Board of Directors. As provided in the Company's By-laws, each committee is appointed annually by the Board of Directors and consists of not less than three directors, at least a majority of whom must be independent and not members of management. The functions performed by these Committees are summarized as follows:

     AUDIT COMMITTEE. The Audit Committee reviews and makes recommendations regarding the selection of outside auditors, the scope and results of the annual audit, internal controls, procedures and the adequacy of staff for the safeguard of the Company's assets, related-party transactions, potential conflicts of interest and compliance with corporate policies including the Company's Code of Ethical Conduct. The members of the Audit Committee are presently John D. Durbin (Chairman), Robert E. Runice and Stanley J. Bright. The Audit Committee met six times during fiscal year 2000.

     COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations regarding compensation, including salaries and other incentives, of directors, officers and other executives of the Company. Those members of the Compensation Committee who are "nonemployee directors" within the meaning of the rules adopted under Section 16 of the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, also act as plan administrator of the Company's stock option plans. The members of the Compensation Committee are presently Robert E. Runice (Chairman), John W. Ellis, John D. Durbin and Walter
M. Higgins. The Compensation Committee met three times during fiscal year 2000.

     NOMINATING AND ORGANIZATION COMMITTEE. The Nominating and Organization Committee reviews and makes recommendations regarding the size and composition of the Board of Directors, nominees for directors, election of officers and the organization of the Company. The Nominating and Organization Committee also considers nominees for directors recommended by any stockholder of the Company. Any stockholder desiring to do so must mail a written recommendation and any comments to the Chairman of the Nominating and Organization Committee addressed in care of the Secretary of the Company at the Company's corporate offices at P.O. Box 97009, Kent, Washington 98064-9709. The members of the Nominating and Organization Committee are presently John W. Ellis (Chairman), Stanley J. Bright and Robert E. Runice. The Nominating and Organization Committee met three times during fiscal year 2000.

FISCAL YEAR 2000 DIRECTOR MEETING ATTENDANCE

     During fiscal year 2000, there were six meetings of the Board of Directors. Each director attended at least 80% of the total number of the meetings of the Board of Directors and the Committees of the Board of Directors on which each such director served.

DIRECTOR COMPENSATION

     Directors who are employees of the Company do not receive any fees for their services as directors. Directors of the Company who are not employees are paid a quarterly retainer of $1,500 and committee chairpersons are paid an additional quarterly retainer of $500. Nonemployee directors are also paid $750 for each Board of Directors meeting and $400 for each committee meeting attended in person and one-half of those amounts for participation in telephonically conducted meetings, plus reimbursement of expenses incurred in attending such meetings. For extraordinary services beyond those incidental to service on the Board and its committees, nonemployee directors receive fees for work on matters specially requested by the Board at a rate of $125 per hour with a daily minimum of $500 and a daily maximum of $1,000.

     The Company has also adopted the 1987 Restated Stock Option Plan for Nonemployee Directors (the "1987 Director Plan"), which currently provides for the grant of options to acquire up to an aggregate 300,000 shares of Common Stock to nonemployee directors. As discussed below, the Board of Directors has approved, and is seeking shareholder approval of, an amendment to the 1987 Director Plan to increase the number of authorized shares of Common Stock under the Plan. Pursuant to the 1987 Director Plan, each nonemployee director receives an option to purchase 10,000 shares of Common Stock upon initial appointment to the Board, which options vest 40% one year after the date of grant and 20% each year thereafter. Each nonemployee director then automatically receives annually an option to purchase 5,000 shares of Common Stock, concurrently with each year's Annual Meeting of Stockholders. Such options vest upon the date of grant. All grants under the 1987 Director Plan are made at an exercise price equal to the fair market value of the Common Stock on the date of grant. The purpose of the 1987 Director Plan is to help the Company attract and retain qualified nonemployee directors.

              2. PROPOSAL TO APPROVE AMENDMENT OF THE 1987 RESTATED
                  STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

     Recognizing that insufficient shares were available under the 1987 Restated Stock Option Plan for NonEmployee Directors (the "1987 Director Plan") to continue the Company's longstanding practice of providing grants of stock options to its directors, the Compensation Committee recommended to the Board of Directors that they approve a resolution amending the 1987 Director Plan to increase the number of shares available for issuance. Accordingly, on April 28, 2000 the Board of Directors approved a proposed amendment, subject to stockholder approval, that effective April 1, 2000 the number of shares available for issuance in the 1987 Director Plan be increased by 150,000 to a maximum number of 450,000. Any unused shares, including those previously available as of April 1, 2000 would be carried forward and available for issuance in succeeding years.

     The 1987 Director Plan presently provides for the issuance of a maximum number of 300,000 shares as option grants. As of April 1, 2000, there were 23,000 outstanding shares available under the 1987 Director Plan for issuance and five eligible participants.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO
THE 1987 RESTATED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS.

     THE FOLLOWING IS A SUMMARY OF THE 1987 DIRECTOR PLAN, AS PROPOSED TO BE AMENDED, AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE PLAN, WHICH IS INCLUDED AS PART OF THIS PROXY STATEMENT AS APPENDIX A.

ADMINISTRATION OF THE 1987 DIRECTOR PLAN

     The 1987 Director Plan is administered by a committee appointed by the Board of Directors, that has been designated to act as plan administrator by the Board. The committee currently consists of the Compensation Committee of the Board of Directors, all of whom are "nonemployee directors" within the meaning of the rules adopted under Section 16 of the Securities and Exchange Act of 1934 and "outside directors" within the meaning of the regulation adopted under
Section 162(m) of the Internal Revenue Code. See "Committees of the Board of Directors--COMPENSATION COMMITTEE." Subject to the express provisions and limitations stated in the 1987 Director Plan, the Committee has the power to interpret the provisions of the Plan and to adopt and amend such rules and regulations relating to the administration of the Plan as it may deem desirable.

ELIGIBILITY

     Each nonemployee director of the Company is eligible to receive grants of stock options under the 1987 Director Plan.

SHARES AVAILABLE FOR THE 1987 DIRECTOR PLAN

     The 1987 Director Plan presently provides that the maximum number of shares for which stock options may be granted is 300,000. As of April 1, 2000, directors as a group had been issued 195,000 options which remain outstanding, with 23,000 shares of Common Stock available for issuance as options. Of the issued and outstanding options, 187,000 are currently exercisable and options for 8,000 shares become exercisable on the following dates: 2,000 on April 17, 2000; 2,000 on January 29, 2001; 2,000 on April 17, 2001 and 2,000 on January
29, 2002.

     The 1987 Director Plan as proposed to be amended would provide that effective April 1, 2000, the number of shares of Common Stock that would be available for issuance as stock options will be increased by 150,000 shares to a maximum of 450,000 shares. Any unused portion of the available shares, including those previously available as of April 1, 2000 will be carried forward and available for issuance as stock option grants in succeeding years.

OPTIONS

     GRANT OF OPTIONS. Options shall be granted to eligible nonemployee directors of the Company during the term of the 1987 Director Plan as follows: upon initial appointment to the Board, each nonemployee director receives an option to purchase 10,000 shares of Common Stock which vest 40% one year after date of grant and 20% each year thereafter. In addition to the initial grant of stock options, each nonemployee director automatically receives at the time of the Company's Annual Meeting of Stockholders an option to purchase 5,000 shares of Common Stock which vest immediately upon date of grant. Consequently, if the two nominees for director are elected by the shareholders at the Annual Meeting, each will receive an option for 5,000 shares exercisable immediately, in addition to similar grants to the four continuing directors.

     TERMS AND CONDITIONS OF OPTIONS. The price per share of Common Stock at which each option is exercisable (the "exercise price") is determined by the Committee at the time of the grant, but may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Options are exercisable at such time and under such conditions as set forth in the option grant, but in no event may an option be exercisable more than 10 years and one week from the date of grant.

TERMINATION OR AMENDMENT TO THE 1987 DIRECTOR PLAN

     The Committee may amend, terminate or suspend the 1987 Director Plan at any time in its sole and absolute discretion provided that stockholder approval is required (a) to increase the number of shares subject to the Plan; (b) reduce the option price below 100% of the market value of the Shares at the time the option is granted; (c) change the timing of or increase the number of shares granted to each nonemployee director or (d) materially increase the benefits accruing to the participants under the 1987 Director Plan.

               3. PROPOSAL TO APPROVE AMENDMENT OF THE AMENDED AND
                   RESTATED 1994 OPTION AND RESTRICTED STOCK PLAN

     The Compensation Committee also recommended to the Board of Directors that they approve a resolution amending the Amended and Restated 1994 Option and Restricted Stock Plan ("1994 Plan") to increase the maximum number of shares issuable under the Plan as incentive stock options ("ISOs") from 900,000 to 1,300,000. On April 28, 2000, the Board of Directors approved the proposed amendment, subject to stockholder approval.

     The 1994 Plan, which combines the features of a stock option and restricted stock plan, was amended in 1997 when the stockholders approved a proposal to increase the number of shares of Common Stock available for issuance to permit greater flexibility and to broaden the number of employees able to participate under the Plan. The amendment at that time also limited the number of those shares which could be issued as ISOs from May 30, 1997 through the Plan's termination in 2004, to 900,000. The Board is committed to offering a competitive compensation package to existing and future executive officers and employees, and desires the ability to issue an increased number of those shares as ISOs.

     As of April 28, 2000 through the termination of the 1994 Plan in 2004, under the present provisions of the 1994 Plan, the Company is limited to issuing no more than 177,850 shares as ISOs. The amendment would increase that number by 400,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1994 OPTION AND RESTRICTED STOCK PLAN.

     THE FOLLOWING IS A SUMMARY OF THE 1994 PLAN, AS PROPOSED TO BE AMENDED, AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE 1994 PLAN, WHICH IS INCLUDED AS PART OF THIS PROXY STATEMENT AS APPENDIX B.

ADMINISTRATION OF THE 1994 PLAN

     The 1994 Plan is administered by a committee, consisting of selected members of the Board of Directors, that has been designated to act as plan administrator of the 1994 Plan by the Board. The committee currently consists of the Compensation Committee of the Board of Directors, all of whom are "nonemployee directors" within the meaning of the rules adopted under Section 16 of the Securities and Exchange Act of 1934 and "outside directors" within the meaning of the regulation adopted under Section 162(m) of the Internal Revenue Code. See "Committees of the Board of Directors--COMPENSATION COMMITTEE." Subject to the express provisions and limitations stated in the 1994 Plan, the Committee has the discretion to decide when and to whom to grant options and restricted stock and to establish the terms and conditions relating to such awards. The Committee has full authority to construe and interpret the 1994 Plan, to establish, amend and rescind rules and regulations relating to the 1994 Plan, to grant options and restricted stock, to administer the 1994 Plan and to take all such steps and make all such determinations in connection with the 1994 Plan and the awards granted thereunder as it may deem necessary or advisable, which determinations are final and binding upon participants in the 1994 Plan.

ELIGIBILITY

     To be eligible for selection by the Committee to receive a grant of an option or restricted stock under the 1994 Plan, an individual must be an officer or an employee of the Company (or a related corporation of the Company as defined in the 1994 Plan) as of the date of such grant. Nonemployee directors are not eligible to receive awards or grants under the 1994 Plan. As of March 31, 2000, approximately 850 persons were eligible to participate in the 1994 Plan.

SHARES AVAILABLE FOR THE 1994 PLAN

     The 1994 Plan originally provided that the maximum number of shares for which options and restricted stock may at any time be granted was 600,000 shares of Common Stock. As of March 31, 2000, 69,994 shares of Common Stock were available for issuance. The 1994 Plan provides that effective April 1, 1997 and on April 1 of each year thereafter until April 1, 2001, the number of shares of Common Stock that would be available for issuance under the 1994 Plan will be increased by an amount of 3.4% of the outstanding common shares on that date. Any unused portion of the available shares in any fiscal year, including those previously available as of April 1, 1997, will be carried forward and available for grants and options in succeeding fiscal years. The maximum number of incentive stock options issuable under the 1994 Plan after May 30, 1997 is 1,300,000. The issuance of restricted shares would be limited to 50,000 is any one fiscal year. The closing price of the Common Stock on March 31, 2000, as reported by The Nasdaq Stock Market, was $6.25.

     In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure of shares of the Company or similar event, the Committee may make appropriate adjustments in the number of shares and the exercise price with respect to previously granted options, the maximum number of shares as to which options may be granted, and the aggregate number and class of shares available under the 1994 Plan.

     As of March 31, 2000, each executive officer named in the Summary Compensation Table ("named executive officer"), the current executive officers as a group, and all employees, including all current officers who are not executive officers, held outstanding options for shares of Commons Stock under the 1994 Plan as follows:

          James E. Bartholomew:                               82,500
          Glen J. Bertini:                                    94,000
          Darla V. Norris:                                    75,000
          Scott E. Reynolds:                                 105,000
          William M. Weisfield:                              200,000

          Executive Officers as a Group:                     674,500

          All employees, except Executive Officers:          443,916

OPTIONS

     GRANT OF OPTIONS. Options may be granted to eligible persons in such number and at such times during the term of the 1994 Plan as the Committee determines, taking into account the duties of the respective participants, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant. An option granted under the 1994 Plan may be either an incentive stock option (an "ISO"), which is intended to meet the requirements defined in Section 422 of the Code, or a nonqualified stock option (an "NSO"). In any one fiscal year, no individual may receive option grants under the 1994 Plan representing more than 100,000 shares of Common Stock, provided, however, that during the first calendar year of a Participant's employment with the Company, the maximum annual grant shall be 300,000.

     TERMS AND CONDITIONS OF OPTIONS. The price per share of Common Stock at which each option is exercisable (the "exercise price") is determined by the Committee at the time of the grant, but may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Options are exercisable at such time and under such conditions as are set forth in the option grant, but in no event may an option be exercisable more than 10 years from the date of grant. In general, an optionee may not exercise an option until completion of one year of continuous employment with the Company from the date on which the option is granted, or such other period as the Committee may determine.

RESTRICTED STOCK

     Restricted stock may be granted to eligible persons in such number and at such times during the term of the 1994 Plan as the Committee determines, taking into account the duties of the respective participants, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant. Under the proposed amendment, the issuance of restricted shares is limited to 50,000 in any one fiscal year. Participants who receive restricted stock have all the rights of stockholders with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares. During a period of years following the date of grant, as determined by the Committee (the "Restriction Period"), which in no event will be less than one year (except for 35,000 shares granted on April 20, 1994), the restricted stock is forfeited if the participant terminates the relationship with the Company for any reason (other than death, retirement or a change of control) before the expiration of the Restriction Period or if the participant attempts to sell, exchange, transfer, pledge or otherwise dispose of such restricted stock; provided, however, that the Committee may waive or modify such restrictions.

TERM OF THE 1994 PLAN

     Within the limitations described in the 1994 Plan, grants under the 1994 Plan may be made from time to time until April 21, 2004. Grants made under the 1994 Plan may extend beyond that date and the terms and conditions of the 1994 Plan will continue to apply to such grants and to shares of Common Stock acquired upon exercise thereof.

CHANGE OF CONTROL

     Under the 1994 Plan, upon a Change of Control, each outstanding option will automatically become exercisable in full for the total remaining number of shares covered thereby. In addition, during the 90-day period following a Change of Control an optionee may choose to receive cash equal to the difference between the exercise price of the option and the fair market value of a share of Common Stock in lieu of exercising the option and paying the option price. Also, all restrictions on shares of restricted stock will lapse upon a Change of Control. A Change of Control is defined in the 1994 Plan as: (i) a change in the Board of Directors such that a majority of the seats on the Board are occupied by individuals who were neither nominated by a majority of the Incumbent Directors of the Company then in office nor appointed by directors so nominated;
(ii) the acquisition by any person (other than the Company or a Company employee benefit plan) of, in the case of transactions not approved by a majority of the Incumbent Directors, 15% or more of the combined general voting power of the Common Stock and any other voting securities of the Company and, in the case of other transactions, 33% or more of such combined voting power; or (iii) the approval by the stockholders of the Company of a Business Combination, other than a Business Combination in which all or substantially all the stockholders of the Company receive or hold 60% or more of the stock of the corporation resulting from the Business Combination in substantially the same proportions as their ownership before the Business Combination, no holder has more than 33% of the combined voting power of the capital stock of the resulting corporation and at least a majority of the board of directors of the resulting corporation are Incumbent Directors or were approved by a majority of the Incumbent Directors.

AMENDMENTS TO THE 1994 PLAN

     Except as described below, the Committee may from time to time amend the 1994 Plan as it deems proper and in the best interests of the Company without further approval of the stockholders. Certain features of the 1994 Plan may not be amended without the approval of the Company's stockholders to the extent such approval is required for compliance with Section 422 of the Code with respect to ISOs. Such amendments would include (a) materially increasing the maximum number of shares of Common Stock that may be issued under the 1994 Plan, or (b) materially modifying the requirements as to eligibility for participation in the 1994 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material federal income tax consequences of participation in option grants under the 1994 Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in the law. This discussion does not address state, local or foreign consequences.

     ISOS. An optionee will not recognize any income upon either grant or exercise of an ISO, although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the purchase price of the shares is included in income for purposes of alternate minimum tax. The treatment of any gain realized upon sale or other disposition of Common Stock received upon exercise of an ISO will depend on the holding period. If the optionee does not dispose of the shares received within either one year after exercise of the ISO or two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If the optionee disposes of the shares within either one year after exercise of the ISO or two years after grant, such disposition will be a "disqualifying disposition." In the case of a disqualifying disposition, the portion of the gain realized on disposition equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be ordinary income taxable as compensation in the year of disposition. The balance, if any, of the gain will be capital gain.

     If the optionee sells the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised, the optionee's ordinary income will be limited to the excess of the amount realized upon the disposition over the adjusted basis in the shares. The Company is entitled to a deduction with respect to an ISO only in the taxable year of the Company in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

     NSOS. An optionee will not recognize any income upon either grant or vesting of an NSO. Upon exercise of an NSO, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the then fair market value of the shares acquired.

     In general, upon a subsequent disposition of the shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income at the time of exercise. Any gain recognized on such disposition would generally be taxed as long-term or short-term capital gain depending on the length of time the optionee is deemed to have held these shares and the holding period in effect at the time. The Company will be entitled to a deduction for federal income tax purposes upon exercise of an NSO in an amount equal to the ordinary income recognized by the optionee, provided that the deduction is not otherwise disallowed under the Code.

     CAP ON COMPANY DEDUCTIONS FOR CERTAIN COMPENSATION. As discussed above, under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a cap on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive during a specified period is stated, and stockholder and Board approval is obtained. The option portion of the 1994 Plan has been drafted to comply with these performance-based criteria.

                                4. OTHER MATTERS

     The Company knows of no other matters that are likely to be brought before the meeting. If, however, other matters not now known or determined come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their judgment in such matters.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth as of June 2, 2000 (unless otherwise noted below) information regarding the beneficial ownership of the Common Stock by each stockholder who, to the Company's knowledge, owned more than 5% of the outstanding Common Stock, by each of the directors, nominees and by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers, as a group. Each of the named persons and members of the group has sole voting and investment power with respect to the shares shown, except as stated below.



                                                                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                                                  ------------------------------------------------------------------
                                                                       OPTIONS AND
                                                                          OTHER
                                                     OUTSTANDING          RIGHTS
                                                       SHARES           EXERCISABLE
                                                     OF COMMON          WITHIN 60
                                                       STOCK               DAYS
      NAME AND ADDRESS* OF                          BENEFICIALLY        OF JUNE 2,
      --------------------                          ------------        ----------                        PERCENT OF
        BENEFICIAL OWNER                               OWNED               2000              TOTAL          CLASS(1)
      --------------------                         ---------------     ---------------       -------      ----------
Dimensional Fund Advisors Inc.(2)                        566,720               0             566,720           7.58%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Trigran Investments, L.P.(3)                             535,000               0             535,000           7.15%
155 Pfingsten Road, Suite 360
Deerfield, IL  60015

Stanley J. Bright                                        163,500          30,000(4)          193,500(5)        2.59%
John D. Durbin                                             8,000          28,000(4)           36,000            **
John W. Ellis                                              5,000          55,000(4)           60,000            **
Robert P. Gannon                                               0           5,000(4)           5,000
Walter M. Higgins                                          3,000          21,000(4)           24,000            **
Robert E. Runice                                           4,000          45,000              49,000            **
William M. Weisfield                                      15,285          80,000(6)           95,285           1.27%

James E. Bartholomew                                       4,574          63,750(7)           68,324            **
Glen J. Bertini                                           10,649          37,800(7)           48,449            **
Darla V. Norris                                            2,000          16,250(7)           18,250            **
Scott E. Reynolds                                          1,842          58,250(7)           60,092            **

All directors and executive                              217,850         476,300             694,150           9.28%
  officers, as a group (12 persons):

NOTES TO BENEFICIAL OWNERSHIP TABLE:

      * Addresses are listed of owners of more than 5% of the outstanding Common Stock.

     **  Less than 1% of the outstanding Common Stock.

     (1) In calculating the percentage ownership of any stockholder holding options or other rights exercisable within 60 days of June 2, 2000, it is assumed that such options or rights were exercised.

     (2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 566,720 shares of the Company's common stock as of December 31, 1999, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     (3) The voting and dispositive power of 26,000 of these shares is shared with Castle Creek Partners LLP.

     (4) Consists of options to purchase shares of Common Stock granted under the 1987 Director Plan and includes options to purchase 5,000 shares of Common Stock that will be granted on July 28, 2000. See "Director Compensation."

     (5) Includes 158,500 shares owned by UVCC Fund I which may be deemed beneficially owned by Mr. Bright. Utech Venture Capital Corporation has a majority interest in the UTILX Common Stock held in UVCC Fund I. Mr. Bright serves as a board member of Utech Venture Capital Corporation. Mr. Bright disclaims beneficial ownership of such shares.

     (6) Consists of options to purchase 30,000 shares of Common Stock granted under the Company's 1987 Director Plan and 50,000 shares of Common Stock granted under the Company's Amended and Restated 1994 Option and Restricted Stock Plan (the "1994 Plan").

     (7) Consists of options to purchase shares of Common Stock granted under the Company's 1994 Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the 2000 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, other than one late filing relating to a purchase of stock on behalf of Mr. George Taylor, an executive officer.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to the Company's Chief Executive Officer and the four most highly compensated executive officers whose salary and bonuses exceeded $100,000 (the "named executive officers") for services rendered in fiscal year 2000 and the two prior fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                             ANNUAL             ---------
                                          COMPENSATION         COMPENSATION
                                      ----------------------   ------------
                                                                SECURITIES
                                                                UNDERLYING
                                                                 OPTIONS
     NAME AND                                                    -------          ALL OTHER
PRINCIPAL POSITION          YEAR(1)   SALARY ($)   BONUS ($)     AWARDED (#)   COMPENSATION ($)
------------------          -----     ----------   ---------   -------------   ----------------
William M. Weisfield(2)     2000      $300,019     $ 70,000            0         $ 5,319(3)
  President/Chief           1999      $142,754     $      0      205,000         $   346(3)
  Executive Officer

Scott E. Reynolds(4)        2000      $125,766     $ 40,000       45,000         $ 4,561(5)
  Chief Operating
  Officer

Glen J. Bertini(6)          2000      $123,848     $ 35,000       45,000         $ 5,443(7)
  Senior Vice President
  Business Development

James E. Bartholomew(8)     2000      $115,003     $ 35,000       25,000         $ 5,317(9)
  Senior Vice President     1999      $102,091            0            0         $ 4,702(9)
  Eastern Region

Darla V. Norris(10)         2000      $111,859     $ 35,000       25,000         $ 1,096(11)
  Senior Vice President
  Chief Financial Officer

NOTES TO SUMMARY COMPENSATION TABLE:

     (1) The Company's fiscal year ended March 31 of the year identified.

     (2) Mr. Weisfield served as a board member for the Company during the entire 1999 and 2000 fiscal years, and as an executive officer since November 1, 1998.

     (3) Consists of $3,808 for Company matching contributions to qualified benefit plan ("Company matching contributions") and $1,511 for taxable life benefits ("insurance benefits") for 2000 and $346 for insurance benefits for 1999.

     (4) Mr. Reynolds became an executive officer of the Company in January 1996. Because his annual compensation received during 1999 and 1998 did not exceed $100,000, it is not included in the table above.

     (5) Consists of $4,399 for Company matching contributions and $162 for insurance benefits for 2000.

     (6) Mr. Bertini became an executive officer of the Company in December 1998. Because his annual compensation received during 1999 did not exceed $100,000, it is not included in the table above.

     (7) Consists of $5,348 for Company matching contributions and $95 for insurance benefits for 2000.

     (8) Mr. Bartholomew became an executive officer of the Company in March 1994. Because his annual compensation did not exceed $100,000 during 1998, it is not included in the table above.

     (9) Consists of $5,175 for Company matching contributions and $142 for insurance benefits for 2000 and $4,594 and $108 respectively for 1999.

    (10) Ms. Norris became an executive officer of the Company in December 1998. Because her annual compensation received during 1999 did not exceed $100,000, it is not included in the table above.

    (11) Consists of $944 for Company matching contributions and $152 for insurance benefits for 2000.

The following tables set forth information concerning option grants and exercises during the Company's 2000 fiscal year to or by the named executive officers and the value of the options held by such officers as of March 31, 2000:


                                              OPTION GRANTS IN FISCAL YEAR 2000

                                                       INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                                -----------------------------------------------------------------     VALUE AT ASSUMED
                                                  % OF TOTAL                                           ANNUAL RATES OF
                                 NUMBER OF         OPTIONS                                               STOCK PRICE
                                 SECURITIES       GRANTED TO                                            APPRECIATION
                                 UNDERLYING       EMPLOYEES          EXERCISE                         FOR OPTION TERM(2)
                                  OPTIONS         IN FISCAL           PRICE          EXPIRATION   --------------------------
       NAME                       GRANTED         YEAR 2000         PER SHARE(1)      DATE(1)         5%              10%
       ----                       -------         ---------        ------------      -----------  -----------    -----------
William M. Weisfield                    0             N/A                N/A             N/A        $       0     $      0


James E. Bartholomew               25,000(3)          4.79%            $2.1875          4/30/09     $  34,392     $ 87,157

Glen J. Bertini                    25,000(3)          4.79%            $2.1875          4/30/09     $  34,392     $ 87,157

                                   20,000(3)          3.83%            $3.9375         10/29/09     $  49,525     $125,507

Darla V. Norris                    15,000(3)          2.87%            $2.1875          4/30/09     $  20,635     $ 52,294

                                   10,000(3)          1.91%            $3.9375         10/29/09     $  24,762     $ 62,753

Scott E. Reynolds                  25,000(3)          4.79%            $2.1875          4/30/09     $  34,392     $ 87,157

                                   20,000(3)          3.83%            $3.9375         10/29/09     $  49,525     $125,507

NOTES TO OPTION GRANTS TABLE:

     (1) The exercise price for the options is the fair market value of the Common Stock on the date of grant. Exercise of an option requires payment in cash of the exercise price. The options under the Company's 1994 Plan have a term of 10 years and become exercisable in four equal annual installments beginning one year after the date of grant, subject to acceleration upon the occurrence of certain transactions, including certain mergers and other business combinations involving the Company. The Compensation Committee also has the authority to accelerate exercisability before the originally designated exercise date. The exercise price may be paid by the delivery of already owned shares or a full-recourse promissory note, and tax withholding obligations relating to exercise may be paid by the delivery of already owned shares or by offsetting the underlying shares, subject to certain conditions.

     (2) The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed appreciation rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the price of the Common Stock.

     (3) Options granted under the Company's 1994 Plan.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                     AND 2000 FISCAL YEAR-END OPTION VALUES

                                      NUMBER OF SECURITIES UNDERLYING                    VALUE OF UNEXERCISED
                                                UNEXERCISED                             IN-THE-MONEY OPTIONS AT
          NAME                          OPTIONS AT MARCH 31, 2000(1)                       MARCH 31, 2000(2)
          ----                          -----------------------------                      -----------------
                                     EXERCISABLE         UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
                                     -----------         -------------            -----------            --------------
William M. Weisfield                   80,000              150,000                  $289,062               $637,500

James E. Bartholomew                   44,000               46,500                  $113,625               $171,250

Glen J. Bertini                        27,684               76,316                  $ 53,574               $249,738

Darla V. Norris                        12,500               62,500                  $ 53,125               $243,437

Scott E. Reynolds                      39,000               66,000                  $116,875               $215,937


NOTES TO AGGREGATED OPTION EXERCISES TABLE:

     (1) Consists of options granted under the Company's 1987 Director Plan and 1994 Plan.

     (2) Based on a closing price of $6.25 per share on March 31, 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     EMPLOYMENT AGREEMENTS. The Company has entered into an executive employment agreement with William M. Weisfield. This agreement establishes a starting annual base salary and eligibility to participate in Company bonus and stock plans. The agreement obligates the Company to continue employment and compensation of Mr. Weisfield until November 1, 2001 unless terminated by Mr. Weisfield upon 60 days' notice or by the Company upon 30 days' notice. If the Company terminates Mr. Weisfield's employment during the term of the agreement for reasons other than "cause" (as defined in the agreement), the Company will be obligated to pay to Mr. Weisfield an amount equal to four month's salary, presently $108,333. The Company has also entered into a senior management employment agreement with Mr. Weisfield with an initial term of two years. Unless earlier terminated by either the Company or Mr. Weisfield upon 30 days' notice, on each annual anniversary date, this agreement shall automatically be renewed for successive two-year terms. This agreement also obligates the Company to make certain payments to Mr. Weisfield in the event of termination for reasons other than "cause" or in the event of a "Change of Control" (as defined in the agreement) up to an amount equal to two times his annual base salary then in effect plus an amount equal to the bonus paid to Mr. Weisfield for the prior fiscal year. Based on Mr. Weisfield's present base salary, two years salary amounts to the sum of $650,000.

     The executive employment agreement with Mr. Weisfield, effective November 1, 1998, established an initial annual base salary of $300,000. The agreement required the Company to grant to Mr. Weisfield at the commencement of his employment, options to purchase 200,000 shares of Common Stock under the 1994 Plan.

     An Incentive Compensation Agreement with Mr. Bertini, effective October 29, 1999, established a royalty sharing arrangement relating to gross revenues received by the Company for any sale or other transfer of products or services related to Trynergy, including any disposition of the Company's Trynergy business to another party.

     AMENDED AND RESTATED 1994 OPTION AND RESTRICTED STOCK PLAN (the 1994 Plan). The named executive officers participate in the 1994 Plan. For a summary of the material features of the Plan, including Change of Control provisions, see the discussion above under "Proposal to Approve Amendment of the Amended and Restated 1994 Option and Restricted Stock Plan."

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of directors who are not employees of the Company. Current members of the Committee are Robert E. Runice, Chairman, John W. Ellis, John D. Durbin and Walter M. Higgins. None of the members of the Committee participate in the compensation programs described in this report.

     PHILOSOPHY, PROCEDURES AND GENERAL POLICIES. In determining executive compensation, the Committee and the Board are guided by the following objectives:

     - Attracting, retaining and motivating highly qualified and committed executives.

     - Using the competitive employment marketplace as a guide to assessing and establishing compensation levels.

     - Determining total compensation to a meaningful degree by returns to the Company's stockholders.

     - Exercising appropriate discretion and judgment in making individual compensation determinations based on the performance and particular employment position of the affected executive, the current economic and business circumstances of the Company, and the prevailing conditions in the relevant employment marketplace.

     - Encouraging executives to obtain and hold an equity stake in the Company.

     The responsibility of the Committee is to review and make recommendations regarding executive compensation to the Board of Directors. The Board of Directors exercises final authority with respect to approval of executive compensation, except with regard to grants under the Company's stock plans for which the Committee has final authority. The Committee and the Board also specifically approve the compensation of individual executives, including any merit or promotional adjustments, and individually review the performance of those executives on at least an annual basis. Base salary increases are based upon the results of such performance reviews and, for executives other than the President and Chief Executive Officer, such increases are also based upon the recommendation of the President and Chief Executive Officer.

     EXECUTIVE COMPENSATION PLAN. Under the Company's fiscal year 2000 Executive Compensation Plan, executive compensation consisted of the following components:

     - Annual base salary

     - Annual incentive bonus

     - Long-term compensation in the form of stock option grants

     In establishing this plan, comparative executive compensation information was collected by the Company using both publicly available sources as well as compensation surveys produced by independent, outside compensation firms. That information included, but was not specifically limited to, the group of companies comprising the peer issuers index in the Stock Performance Graph. See footnote 2 to "Stock Performance Graph" below.

     ANNUAL COMPENSATION -- BASE SALARIES. The Company seeks to establish base salaries of executives at median levels in those employment markets within which the Company competes in order to recruit and retain qualified executive employees. The Company reviews base salaries of each executive periodically, generally on an annual basis, to ensure that the Company remains competitive. Such annual reviews, conducted in conjunction with annual merit reviews, provide the basis for assessments of base salary and adjustments, several of which were made during fiscal 2000 to executive officers.

     The Committee considers recommendations from the President and Chief Executive Officer when making adjustments to executive salaries. The Committee also considers the initial base salaries set forth in the employment agreements of certain executives and such variables as relative responsibility, expertise, past years' compensation and performance, and comparative market data, including median salary data for similar positions within the industry.

     ANNUAL COMPENSATION -- ANNUAL INCENTIVE BONUSES. The Committee has an established program of annual cash incentives to executives in the form of performance awards. This program is intended to encourage achievement of certain goals developed and specified at the beginning of the fiscal year. A performance award target is established for each participating executive, based on median competitive levels in those employment markets within which the Company competes. Performance awards are to be distributed out of a performance award fund whose size is determined by the success of the management group as a whole in achieving the annual financial goals of the Company. If Company goals are met, the performance award fund is divided among all participating executives based on their respective performance award targets. Although performance award targets are specified at the beginning of the fiscal year, the relative share of the performance award fund received by a specific executive may be increased or decreased at the time of distribution of performance awards, based upon an assessment by the Board and Committee of the individual's performance.

     In April 1997, the Board and the Committee established performance award targets for executives ranging from 20% to 50% of earned base salary and established Company performance goals relating to achieving profitability of specific profit centers and the entire Company. During fiscal year 2000, performance awards totaling $262,500 were paid to executive officers.

     LONG-TERM COMPENSATION -- STOCK PLANS. Long-term incentives are designed to link management reward with the long-term interest of the Company's stockholders. Currently, the Company grants stock options and restricted stock as long-term incentives.

     During fiscal 2000, the Committee and the Board granted a total of 452,250 stock options to executive officers and senior managers. These options were scheduled to vest in either three or four years after the grant date.

     In fiscal 1998, the Committee and the Board approved an Exempt Employee Stock Option Plan, designed to make every salaried employee of the Company eligible for annual nonqualified stock option awards upon achievement of individual performance objectives. During fiscal 2000, 39 of the Company's employees received these nonqualified stock options as a result of achieving their individual objectives.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. In November 1998, William Weisfield was elected President and Chief Executive Officer to replace Mr. Davies. Under the terms of his employment contract, Mr. Weisfield received an initial annual base salary of $300,000 and a performance-based target bonus of up to 100% of his annual base salary. Pursuant to his employment agreement, the Company granted Mr. Weisfield at the commencement of his employment, options to purchase 200,000 shares of Common Stock under the 1994 Plan. On April 28, 2000 the Board and Committee approved an annual salary increase of $25,000 for Mr. Weisfield, a $70,000 bonus and options to purchase an additional 50,000 shares of Common Stock under the 1994 Plan.

     The compensation package for Mr. Weisfield was determined with the assistance of a compensation consultant and was based upon a number of factors, including market data indicating median salaries and annual bonuses for similar positions in the employment market within which the Company competes. In determining compensation, the Committee considered Mr. Weisfield's past services to the Company, his expertise and relevant operational experience as well as his demonstrated achievement in his prior and present position.

     CAP ON COMPANY DEDUCTIONS FOR CERTAIN COMPENSATION. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a cap on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's chief executive officer or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated, and stockholder and Board approval is obtained. Restricted stock does not satisfy the definition of performance-based compensation unless the lapse of the Restricted Period is based on the attainment of specified performance goals approved by the issuer's stockholders. Restricted stock grants under the 1994 Plan will not satisfy the performance-based criteria. The option portion of the 1994 Plan is intended to comply with the performance-based criteria.

     COMPENSATION COMMITTEE MEMBERS. The foregoing report has been provided by the Compensation Committee of the Board of Directors.

     Robert E. Runice (Chairman)
     John W. Ellis
     John D. Durbin
     Walter M. Higgins

STOCK PERFORMANCE GRAPH

     The graph below compares for each of the last five fiscal years ending March 31, 2000 the cumulative total return of the Company, The Nasdaq Stock Market index and the SIC 1600 - 1699 index. The cumulative total return of Common Stock assumes $100 invested on March 31, 1995 in UTILX Common Stock and for the comparator indices that all dividends are fully reinvested. The Company has paid no dividend during the period indicated.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
          UTILX CORPORATION, NASDAQ INDEX,(1) AND SIC 1600 - 1699 INDEX(2)

                                    [GRAPH]

NOTES TO CUMULATIVE TOTAL RETURN CHART:

     (1) Broad market index consisting of all United States companies traded on The Nasdaq Stock Market during the period indicated.

     (2) Peer issuers index consisting of all United States companies traded on The Nasdaq Stock Market during the period indicated, including the Company, whose Standard Industrial Classification ("SIC") code is within Major Group 16, "Heavy Construction other than Building Construction-Contractors." The Company's SIC code is 1623, "Water, Sewer, Pipeline and Communications and Power Line Construction."
         The following companies (and their ticker symbols) comprise the group of peer issuers: Guy F. Atkinson Company of California (ATKN); Cerbco, Inc. (CERB); Devcon International Corporation (DEVC); Enviroq Corporation (EROQ); Euroweb International Corporation
         (EWEB); Global Industries, Ltd. (GLBL); Granite Construction, Inc.
         (GCCO); Harding Associates, Inc. (HRDG); Horizon Offshore, Inc.
         (HOFF); Hungarian Teleconstruction Corporation (HTEL); Insituform East, Inc. (INEI); Insituform Mid America, Inc. (INSMA); Insituform Technologies, Inc. (INSUA); International Fibercom, Inc. (IFCI); Mastec, Inc. (MASX); Meadow Valley Corporation (MVCO); Noxso Corporation (NOXO); Transcoastal Marine Services, Inc. (TCMS) and UTILX Corporation (UTLX).

                            PROPOSALS OF STOCKHOLDERS

     The Company intends to hold its 2001 Annual Meeting on approximately July 27, 2001. In order for proposals of stockholders to be considered for inclusion in the Proxy Statement and Proxy for the 2001 Annual Meeting, such proposals must be received by the Secretary of the Company no later than February 23, 2001.

                               2000 ANNUAL REPORT

     A copy of the Company's 2000 Annual Report for the year ended March 31, 2000, as filed with the Securities and Exchange Commission is being mailed with this Proxy Statement to each stockholder of record as of June 2, 2000. Any stockholder not receiving this report will be provided such report without charge by submitting a written request addressed to the Corporate Secretary, UTILX Corporation, P.O. Box 97009, Kent, Washington 98064-9709.

                                       By Order of the Board of Directors

                                       /s/ Anne G. Cameron

                                       Anne G. Cameron

                                       Corporate Secretary

                                   APPENDIX A

                                UTILX CORPORATION

            1987 RESTATED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

                                    ARTICLE I
                                     PURPOSE

     The purposes of the 1987 UTILX Corporation Stock Option Plan for Nonemployee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable nonemployee directors of UTILX Corporation (the "Corporation") and to provide an incentive for such directors to increase their proprietary interest in the Corporation's long-term success and progress.

                                   ARTICLE II
                           SHARES SUBJECT TO THE PLAN

     The total number of shares of common stock, par value $.O1 (the "Shares"), of the Corporation for which options may be granted under the Plan is 450,000, subject to adjustment in accordance with Article VI hereof. Such Shares shall be shares presently authorized but unissued or now held or subsequently acquired by the Corporation as treasury shares and shall include shares representing the unexercised portion of any option granted under the Plan which expires or terminates without being exercised in full.

                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

     The administrator of the Plan (the "Plan Administrator") shall consist of a committee appointed by the Board of Directors of the Corporation (the "Board"). Subject to the terms of the Plan, the Plan Administrator shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adept and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Plan Administrator shall participate in any vote by the Plan Administrator on any matter materially affecting the rights of any such member under the Plan.

                                   ARTICLE IV
                            PARTICIPATION IN THE PLAN

     Each director of the Corporation who is not otherwise an employee of the Corporation or any subsidiary ("Director") shall receive annually an option to acquire 5,000 Shares under the Plan concurrent with the annual election of Directors by the Stockholders of the Corporation, whether or not such Director is a nominee for a director position at such annual meeting; provided, however, that if such election is a Director's initial election, such grant shall be for the acquisition of 10,000 Shares. The aforesaid grants shall commence at the 1988 annual meeting of stockholders of the Corporation. In addition, upon the earlier of a Director's initial election or appointment, each Director initially elected or appointed after January 26, 1988 other than at an annual meeting shall receive an option for the acquisition of 10,000 Shares.

                                    ARTICLE V
                                  OPTION TERMS

     Each option granted to a Director under the Plan and the issuance of shares thereunder shall be subject to the following terms.

     1. OPTION AGREEMENT. Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Corporation and by the Director to whom such option is granted. Each Agreement shall comply with and be subject to the terms and conditions of the Plan and shall conclusively evidence by the optionee's signature thereon that it is the intent of the optionee to continue to serve as a Director of the Corporation for the remainder of the calendar year in which the option was granted. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until such an option agreement shall have been duly executed on behalf of the Corporation and the Director to whom the option is to be granted.

     2. OPTION EXERCISE PRICE. The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" shall mean the closing price, or if there is no closing price, the mean between the high and low sale prices quoted on the day of grant on the National Association of Securities Dealers Automatic Quotation System.

     3. TIME AND MANNER OF EXERCISE OF OPTION. Options shall vest and are exercisable immediately after their grant and may be exercised in full at one time or in part from time to time; provided, however, that the initial grant of an option to acquire 10,000 Shares under the Plan shall vest according to the following schedule:


               Period of Optionee's Continuous
           Relationship with the Corporation from                       Portion of Initial Grant
                The Date the Option is Granted                             which is Exercisable
           ---------------------------------------                      --------------------------
               After one year                                                      40%
               Each additional year thereafter                                     20%

Any vested option may be exercised by giving written notice, signed by the person exercising the option, to the Corporation stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in shares of the common stock of the Corporation already owned for at least six months by the person exercising the option, valued at fair market value at the time of such exercise.

     4. TERM OF OPTIONS. Each option shall expire not more than ten (10) years and one (1) week from the date of the granting thereof, but shall be subject to earlier termination as follows:

          (a) In the event of the death of an optionee, the option granted to such optionee may be exercised within one (1) year after the date of death of such optionee or prior to the date on which the option expires by its terms, whichever is earlier, by the estate of such optionee, or by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Corporation or, if no such designation has been made by the person or persons to whom the optionee's rights have passed, by will or the laws of descent and distribution.

          (b) In the event that an optionee ceases to be a Director of the Corporation, the option granted to such optionee may be exercised by him or her within one (1) year after the date such optionee ceases to be a Director of the Corporation or prior to the date on which the option expires by its terms, whichever is earlier.

     5. TRANSFERABILITY. The right of any optionee to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, and any such option shall be exercisable during the lifetime of such optionee only by such optionee.

     6. HOLDING PERIOD. Shares of Common Stock obtained upon the exercise of any option granted under the Plan may not be sold by persons subject to Section 16 of the Exchange Act until six months after the date the option was granted.

     7. PARTICIPANT'S OR SUCCESSOR'S RIAHTS AS STOCKHOLDER. Neither the recipient of an option under the Plan nor his or her successors) in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

     8. REGULATORY APPROVAL AND COMPLIANCE. The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Plan Administrator.

                                   ARTICLE VI
                               CAPITAL ADJUSTMENTS

     The aggregate number of Shares with respect to which options may be granted under the Plan, as provided in Article II, the aggregate number of shares with respect to which an option may be granted annually to a Director under the Plan as provided in Article IV, the number of Shares subject to each outstanding option and the price per share specified in each such option, all may be adjusted, as the Plan Administrator shall determine at its sole discretion or as may be required, for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or any other similar capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by, or a merger or consolidation of, the Corporation, or the sale of all or substantially all of the assets of, or the liquidation of, the Corporation.

                                   ARTICLE VII
                              EXPENSES OF THE PLAN

     All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

                                  ARTICLE VIII
                            APPROVAL OF STOCKHOLDERS

     The Plan shall be effective upon adoption by the Board so long as it receives any required approval by the holders of a majority of the Corporation's outstanding shares of voting capital stock at any time within twelve (12) months before or after the adoption of this Plan.

                                   ARTICLE IX
                      TERMINATION AND AMENDMENT OF THE PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that without the approval of stockholders no amendment shall (1) increase the number of Shares subject to the Plan; (2) reduce the option price below 100% of the market value of the Shares subject to the option at the time the option was granted; (3) increase beyond 5,000 shares the number of Shares for which options may be granted to each Director in a calendar year; (4) change the timing with respect to which such options are granted or (5) otherwise materially increase the benefits accruing to the participants under the Plan; and provided, further, that if and to the extent required for exemption from Section 16(b) of the Securities Exchange Act of 1934, no such amendment may be made more than once every six months.

                                    ARTICLE X
                                 INDEMNIFICATION

     In addition to all other rights of indemnification they may have as Directors of the Corporation or as members of the body serving as the Plan Administrator, members of the Board and Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any stock option granted hereunder, and against all amounts paid by them in settlement thereof (if such settlement is approved by independent legal counsel selected by the Corporation); provided, however, that if such member or members are adjudged liable for willful misconduct, the indemnification provisions of this Article % shall not apply to expenses which relate to matters involving such willful misconduct. This indemnification shall apply only if such member or members notify the Corporation of such action, suit or proceeding in writing, within fifteen (15) days after institution of any such action, suit or proceeding so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend any such action.

Adopted by the Board of Directors on August 14, 1987 and approved by the stockholders on August 28, 1987.

Amended and restated by the Board of Directors on October 5, 1987 and approved by the stockholders on October 16, 1987.

Amended and restated by the Board of Directors on January 26, 1988 and approved by the stockholders on February 11, 1988.

Amended (Articles I, III, V and IX) and restated by the Board of Directors on April 16, 1991.

Amended (Article II) and restated by the Board of Directors on April 15, 1991 and approved by the stockholders on July 25, 1991.

Amended (Article II) and restated by the Board of Directors on April 28, 2000.

                                   APPENDIX B

                                UTILX CORPORATION
           AMENDED AND RESTATED 1994 OPTION AND RESTRICTED STOCK PLAN

1.   DEFINITIONS

The following terms have the corresponding meanings for purposes of the Plan:

"Change of Control" means the occurrence of any one of the following events:

(a) a "Board Change." For purposes of the Plan, a Board Change occurs if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") become occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (A) nominated by a majority of the directors of the Corporation then in office or (B) appointed by directors so nominated, but excluding any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as defined by Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.
(b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of

     (i) 15% or more of either (A) the then-outstanding shares of Common Stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), which is not approved in advance by a majority of the Incumbent Directors, or

     (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or
(B) the Outstanding Corporation Voting Securities, which is approved in advance by a majority of the Incumbent Directors. The following acquisitions, however, shall not constitute a Change of Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored by or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following the reorganization, merger or consolidation, the conditions described in Section 1(c) (i), (ii) and
(iii) of the following subsection (c) are satisfied.
(c) approval by the stockholders of the Corporation of a reorganization, merger or consolidation, unless, immediately following the reorganization, merger or consolidation,

     (i) all or substantially all of the individuals and entities who were the beneficial owners of, respectively, the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately before the reorganization, merger or consolidation then beneficially own, directly or indirectly, more than 66-2/3% of both the then-outstanding shares of common stock of the corporation resulting from the reorganization, merger or consolidation and the combined voting power of the then-outstanding voting securities of the resulting corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately before the reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities,

     (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or the corporation resulting from the reorganization, merger or consolidation and any Person beneficially owning, directly or indirectly, immediately before the reorganization, merger or consolidation, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities) beneficially owns, directly or indirectly, 33% or more of either the then-outstanding shares of common stock of the corporation resulting from the reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of the resulting corporation entitled to vote generally in the election of directors, and

     (iii) at least a majority of the members of the board of directors of the corporation resulting from the reorganization, merger or consolidation were Incumbent Directors at the time the Board executed the initial agreement providing for the reorganization, merger or consolidation.
(d) approval by the Corporation's stockholders of

     (i) a complete liquidation or dissolution of the Corporation or

     (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, in which immediately following the sale or other disposition, (A) all or substantially all of the individuals and entities who were the beneficial owners of, respectively, the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately before the sale or other disposition then beneficially own, directly or indirectly, more than 66-2/3% of both the then-outstanding shares of common stock of the resulting corporation and the combined voting power of the then-outstanding voting securities of the resulting corporation entitled to vote generally in the election of directors, in substantially the same proportion as their ownership of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately before the sale or other disposition, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or the resulting corporation and any Person beneficially owning, directly or indirectly, immediately before the sale or other disposition, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities) beneficially owns, directly or indirectly, 33% or more of either the then-outstanding shares of common stock of the resulting corporation or the combined voting power of the then-outstanding voting securities of the resulting corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the resulting corporation were approved by a majority of the Incumbent Directors at the time the Board executed the initial agreement of action providing for the sale or other disposition of assets of the Corporation.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Committee" means the Committee or Committees provided for in Section 4, which shall administer the Plan.

"Common Stock" means the Corporation's common stock, par value $0.01 per share.

"Corporation" means UTILX Corporation, a Delaware corporation.

"Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death or, in the absence of such designation, the Participant's estate. This designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" of the Common Stock as of any trading day means the closing sales price of the Common Stock as reported on that trading day by the Nasdaq National Market. If Nasdaq reports no closing sales price for the Common Stock on that trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on that trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, at its sole discretion, shall make all determinations required by this definition.

"Incentive Stock Option" means an incentive stock option as defined in Section 422 of the Code.

"Maximum Annual Participant Grant" means the maximum number of shares for which an Option or Options may be granted to any optionee Participant in any one fiscal year of the Corporation.

"Nonqualified Stock Option" means an Option that does not qualify as an Incentive Stock Option.

"Officer" means a duly elected officer of the Corporation as defined in the Corporation's Bylaws.

"Option" means an option to purchase shares of Common Stock granted under the Plan, whether an Incentive Stock Option or a Nonqualified Stock Option.

"Participant" means an employee or Officer who has received an award under the Plan.

"Plan" means this UTILX Corporation Amended and Restated 1994 Option and Restricted Stock Plan.

"Related Corporation" (other than a parent corporation) means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if one of the other corporations in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Corporation. When referring to a parent corporation, the term "Related Corporation" means any corporation in an unbroken chain of corporations ending with the Corporation if, at the time of the granting of the Option or Restricted Stock, each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

"Restricted Period" shall have the meaning set forth in Section 7(c).

"Restricted Stock" means the shares of Common Stock referred to in Section 7.

"Retirement" means the termination of the services of a Participant because of normal retirement or early retirement, as may be approved by the Committee.

"Rule 16b-3" means Rule 16b-3 under the Exchange Act.

"Withholding Tax" means any tax, including any federal, state or local income tax or payroll tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option (as defined in Section 6(a)) or the award or vesting of Restricted Stock or stock grants.

2.   STOCK SUBJECT TO THE PLAN

On April 21, 1994, the effective date of the Plan, 600,000 shares of Common Stock were reserved for issuance upon the exercise of Options and for issuance of Restricted Stock awards under the Plan. On April 1, 1997 and on April 1 of each year thereafter until April 1, 2001, the number of shares of Common Stock that are available for issuance under the Plan shall be increased by an amount of 3.4% of the outstanding common shares on that date. Any unused portion of the available shares in any fiscal year, including those available as of April 1, 1997, are carried forward and available for grants and awards in succeeding fiscal years. Shares reserved for issuance upon the exercise of Options and for issuance of Restricted Stock may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Corporation's treasury. The maximum number of Incentive Stock Options issuable under the Plan after May 30, 1997 is 1,300,000. The issuance of shares of Restricted Stock is limited to 50,000 in any one fiscal year. If any Option granted under the Plan expires or terminates for any reason (including, without limitation, because of its cancellation, in whole or in part, under the provisions of Section 6(c) or otherwise, or the substitution of a new option) without having been exercised in full, the shares subject to that Option shall again be available for issuance under the Plan. If shares of Restricted Stock are forfeited and returned to the Corporation under the provisions of Section 7, those shares shall again be available for the purposes of issuance under the Plan to the extent permitted by Rule 16b-3.

3.   ADMINISTRATION

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority and discretion to determine the individuals to whom, and the times at which, Restricted Stock shall be awarded and Options shall be granted (including, without limitation, whether such Options shall be Incentive Stock Options, Nonqualified Stock Options or both) and the number of shares to be covered by each such award or grant. In making these determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Corporation's success and any other factors that the Committee may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 3 shall be conclusive. The Corporation intends for the Plan and its administration to comply in all respects with Rule 16b-3, and if any Plan provision is later found not to be in compliance with Rule 16b-3, the provision shall be void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, at its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to persons who are subject to Section 16 of the Exchange Act without so limiting or conditioning the Plan with respect to other persons.

4.   THE COMMITTEE

The Board shall designate a Committee (or Committees) of members of the Board. With respect to Options granted and Restricted Stock awarded to officers and directors who are subject to Section 16 of the Exchange Act, the Committee (or Committees) shall meet the requirements of Rule 16b-3.

The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.   ELIGIBILITY

The Committee may award Restricted Stock and grant Options to employees or Officers of the Corporation or a Related Corporation. The award of Incentive Stock Options by the Committee is limited to employees of the Corporation and any Related Corporation. Any person eligible under the Plan may receive one or more grants of Options or one or more awards of Restricted Stock, or any combination of the two, as the Committee shall from time to time determine, and these determinations may be different for different Participants and may vary between different awards and grants.

6.   OPTION GRANTS

(a) The Committee is authorized, at its discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, and the Options shall be designated as Incentive Stock Options or Nonqualified Stock Options in the applicable option agreement. The Maximum Annual Participant Grant shall be 100,000 shares, subject to adjustment as provided in Section 12; provided, however, that during the first calendar year of a Participant's employment with the Corporation, the Maximum Annual Participant Grant shall be 300,000, subject to adjustment under Section 12. The purchase price of the Common Stock under each Option granted under the Plan shall be determined by the Committee, but shall be not less than 100% of the Fair Market Value of the Common Stock at the time the Option is granted.

(b) The Committee is authorized, at its discretion, to prescribe in the Option grant the installments, if any, in which an Option granted under the Plan shall become exercisable. No Option shall be exercisable, however, before the first anniversary of the date of its grant except as provided in Sections 6(c), (d),
(g), (h) and (j) or except as the Committee otherwise determines. In no case may an Option be exercised for less than 10 shares at any one time (or the remaining shares covered by the Option if less than 10) during the term of the Option. The Committee is also authorized to establish the manner of the exercise of an Option. The term of each Option shall be not more than 10 years from the date of its grant.

In general, upon exercise, the Option price is to be paid in full in cash; however, the Committee can determine at the time the Option is granted for Incentive Stock Options or at any time before exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an Option may be exercised (i) in Common Stock owned by the Option holder having a Fair Market Value on the date of exercise equal to the aggregate Option price or in a combination of cash and stock. However, that payment in stock shall not be made unless the stock shall have been owned by the Option holder for a period of at least six months before the payment; or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and any Withholding Tax obligations that may arise in connection with the exercise. As a condition to the exercise of an Option, the Option holder shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local Withholding Tax obligations that may arise in connection with the exercise.

(c) If a Participant's services for the Corporation or a Related Corporation shall cease and the termination of the individual's service is for cause, the Options shall automatically terminate upon first notification to the Option holder of the termination of services, unless the Committee determines otherwise, and the Option shall automatically terminate upon the date of the termination of services for all shares that were not purchasable upon such date. For purposes of this Section 6(c), "cause" is defined as a determination by the Committee that the Option holder has (i) committed a felony, (ii) engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) willfully disobeyed the Corporation's appropriate rules, instructions or orders, and that willful disobedience has continued for a period of 10 days following notice of the disobedience from the Corporation.

If the services of an Option holder terminate because of Retirement or disability, the Option holder may (unless the Option has been previously terminated under the provisions of the preceding paragraph or unless otherwise provided in his or her Option grant) exercise the Option at any time before 24 months from the date of the termination, (i) in the event of disability or Retirement, to the extent of the number of shares covered by the Option, whether or not such shares had become purchasable by the Option holder at the date of the termination of his or her services, and (ii) in the event of early retirement not approved by the Committee, to the extent of the number of shares covered by the Option at such time or times within 24 months from the date of the termination as the Option becomes purchasable by the Option holder in accordance with its terms.

If an individual to whom an Option has been granted under the Plan dies while performing services for the Corporation or a Related Corporation, the Option previously granted to that individual (unless the Option has been previously terminated under this Section 6(c) or unless otherwise provided in the Option grant) may, subject to the limitations described in Section 6(f), be exercised by that individual's Designated Beneficiary, by the legatee or legatees of the Option under that individual's last will, or by the individual's personal representatives or distributees, at any time within a period of 24 months after the individual's death, but not after the expiration of the Option, to the extent of the remaining shares covered by the Option, whether or not such shares had become purchasable by the individual at the date of his or her death. If an individual dies (i) during the 24-month period following termination of his or her services or (ii) following termination of his or her services by reason of Retirement or disability, then the Option (if not previously terminated under this Section 6(c)) may be exercised during the remainder of that 24-month period or during the remaining term of the Option, respectively, by the individual's Designated Beneficiary, by the legatee or legatees under his or her last will, or by the individual's personal representative or distributee, but only to the extent of the number of shares purchasable by such individual under Section 6(d) at the date of termination of his or her services.

If the services of an Option holder are terminated other than by reason of Retirement, disability or death, the holder may (unless his or her Option has been previously terminated under this Section 6(c) or unless otherwise provided in his or her Option grant) exercise such Option at any time within three months after the termination, but not after the expiration of the Option, to the extent of the number of shares covered by the Option that were purchasable by him or her at the date of the termination, and the Option shall automatically terminate upon the date of the termination of services for all shares that were not purchasable upon such date.

Although an Option may be exercised after Retirement, disability, death or other termination under Section 422 of the Code, if the Option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or other termination or one year after the termination of employment due to disability in order to qualify for Incentive Stock Option tax treatment.

(d) Notwithstanding these provisions, the Committee may determine, at its sole discretion, in the case of any termination of services, that the holder of an Option may exercise the Option to the extent of some or all of the remaining shares covered by the Option whether or not such shares had become purchasable by that individual at the date of the termination of his or her services and may exercise the Option at any time before the expiration of the original term of the Option, except that any such extension shall not cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option without the consent of the Option holder. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee or Officer of the Corporation or of a Related Corporation; however, a change in a participant's status from an employee to a nonemployee Officer shall result in the termination of an outstanding Incentive Stock Option held by that participant in accordance with Section 6(c). The Committee, at its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services. With respect to Incentive Stock Options, however, that determination shall be subject to any requirements contained in the Code. Nothing in the Plan or in any

Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his or her employment or other services at any time.

(e) The date of grant of an Option pursuant to the Plan shall be the date specified by the Committee at the time it grants the Option, provided that the date shall not be before the date of the grant by the Committee and that the price shall be determined in accordance with Section 6(a) on that date. The Committee shall promptly notify a grantee of an award and a written Option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

(f) If an Option holder is granted Incentive Stock Options that in the aggregate entitle the Option holder to purchase, in the first year such Options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the Corporation or a Related Corporation having a Fair Market Value (determined as of the time such Options are granted) in excess of $100,000, the portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. This limitation shall not apply, however, if the Internal Revenue Service publicly rules, issues a private ruling to the Corporation, any Option holder of the Corporation or any legatee, personal representative or distributee of an Option holder or states in proposed, temporary or final regulations that provisions which allow the full exercise of an Option holder's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate Section 422(d) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an Option holder to exercise his or her Options in full upon termination of his or her employment or other service as provided in Section 6(c) or (d), (ii) the death of an Option holder while he or she is employed by the Corporation or a Related Corporation, (iii) any Change of Control, or (iv) the Option holder's termination of employment or other service under circumstances that will allow him or her to exercise Options not otherwise exercisable pursuant to Section 6(j).

(g) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any Option agreement or in the Plan, in the event of a Change of Control, each Option outstanding under the Plan shall become exercisable by the Option holder at any time during the remaining term of the Option, but not after the term of the Option, to the extent of the number of shares covered by the Option, whether or not such shares had become purchasable by the Option holder immediately before the Change of Control, subject to the limitations described in Section 6(f).

(h) Notwithstanding anything in the Plan to the contrary, upon a Change of Control an Option holder (other than an Option holder who initiated a Change of Control in a capacity other than as an officer or a director of the Corporation) who is an officer or a director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated under
Section 16) who holds an Option that was granted at least six months before the date of exercise pursuant to this sentence shall, unless the Committee determines otherwise at the time of grant, surrender the Option to the Corporation and receive in cash an amount equal to the amount by which the fair market value of the Option on the date of exercise (determined as provided in Section 6(i)) exceeds the purchase price per share under the Option multiplied by the number of shares of Common Stock granted under the Option.

Any other Option holder who is not an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated under Section 16) with respect to an Option shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of payment of the full purchase price of the shares of Common Stock being purchased under the Option and by giving written notice to the Corporation, to elect (within the 90-day period following a Change of Control) to surrender all or part of the Option to the Corporation and to receive in cash an amount equal to the amount by which the fair market value of the Option on the date of exercise (determined as provided in Section 6(i)) exceeds the purchase price per share under the Option multiplied by the number of shares of Common Stock granted under the Option. The written notice shall specify the Option holder's election to purchase shares of Common Stock granted under the Option or to receive the cash payment.

Notwithstanding the above, this Section 6(h) shall be operative only in the event of a Change of Control in which the consideration to be paid does not consist solely of equity securities registered under Section 12 of the Exchange Act.

(i) For the purpose of determining the amount payable under Section 6(h), the "fair market value of the Option" will be equal to the higher of (x) the highest Fair Market Value of the Common Stock on any trading day during the 90-calendar-day period ending on the date of exercise and (y) whichever of the following is applicable:

     (i) the highest per-share price paid in any tender or exchange offer that is in effect at any time during the 90 calendar days preceding the exercise of the limited right;

     (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the Corporation's stockholders or the Board, if such price is determinable on the date of exercise; or

     (iii) the highest price per share paid to any stockholder of the Corporation in a transaction or group of transactions giving rise to the exercisability of the Option. In no event, however, may the holder of an Incentive Stock Option receive an amount in excess of the maximum amount that will enable the Option to continue to qualify as an Incentive Stock Option without the consent of the Participant.

(j) Notwithstanding these provisions, the Option holder's employment or other contract with the Corporation may provide that upon termination of his or her employment or other services for other than cause or for "good reason" (as defined in his or her contract), all Options shall become immediately exercisable.

7.   RESTRICTED STOCK AWARDS

(a) Subsequent to April 1, 1997, the number of shares available for issuance as Restricted Stock awards is limited to 50,000 in any one fiscal year.

(b) The consideration to be received for shares of Restricted Stock issued under the Plan out of authorized but unissued shares or out of treasury shares shall be equal to cash in an amount equal to the par value of the shares and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a stockholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of the Restricted Stock, and the Participant shall have, subject to the provisions of the Plan, all the rights of a stockholder with respect to those shares and receive all dividends or other distributions made or paid with respect to those shares. However, the shares themselves and any new, additional or different shares or securities that the recipient may be entitled to receive with respect to those shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation shall be subject to the restrictions of the Plan described below.

(c) Except for 35,000 shares of Restricted Stock granted on or before April 21, 1994, during a period of years following the date of grant, as determined by the Committee, which shall in no event be less than 12 months (the "Restricted Period"), the Restricted Stock or any rights thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of the recipient's death or the transfer of the Restricted Stock or any rights thereto to the Corporation under the provisions of the next paragraph. In the event of the death or Retirement of the recipient during the Restricted Period, these restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his or her Designated Beneficiary, the legatee under his or her last will or his or her personal representative or distributee, shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the early retirement of the recipient not approved by the Committee during the Restricted Period, however, these restrictions shall continue until they lapse in accordance with the terms of the grant.

Except as provided in Section 7(d), if during the Restricted Period the service of the recipient by the Corporation or a Related Corporation terminates for any reason (including termination with or without cause by the Corporation or a Related Corporation or resignation by the recipient), other than termination of service due to the Retirement or death of the recipient, then the shares of Restricted Stock held by him or her shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him or her, representing all the Restricted Stock. The recipient's rights as a stockholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding this provision, the recipient's service contract with the Corporation may provide that upon termination of his or her service for other than cause or for "good reason" (as defined in his or her contract), all Restricted Stock shall cease to be subject to these restrictions.

A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. If the recipient attempts to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of these provisions, those shares shall be forfeited to the Corporation.

(d) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change of Control in which the consideration to be paid does not consist solely of equity securities registered under Section 12 of the Exchange Act, all restrictions on shares of Restricted Stock shall immediately lapse and the Restricted Shares shall become immediately transferable and nonforfeitable.

(e) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, at its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock awarded to a recipient shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

8.   WITHHOLDING TAXES

In connection with the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or the award of Restricted Stock or stock grants, the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention by the Corporation or acceptance by the Corporation upon delivery by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of the Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the award recipient pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of the Withholding Tax, remitting any balance to the Participant. For purposes of this Section 8, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of the shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

Notwithstanding these provisions, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay the Withholding Tax or by having the Corporation retain or accept upon delivery by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of the Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose must be in writing and made on or before the Tax Date.

9.   TRANSFERABILITY AND OWNERSHIP RIGHTS OF OPTIONS

Options granted under the Plan may be exercised during a Participant's lifetime only by the Participant, and Options granted under the Plan and the rights and privileges conferred by the Options shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) except to the extent permitted by the Committee, by Section 422 of the Code and by Rule 16b-3.

10.  HOLDING PERIODS

(a) If an individual subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of an Option within six months after the date the Option was granted, that sale may result in short-swing profit recovery under Section 16(b) of the Exchange Act.

(b) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, an Option holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the date of grant of the Option and one year from the date of exercise. An Option holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Committee may require an Option holder to give the Corporation prompt notice of any disposition in advance of the required holding period of shares of Common Stock acquired by exercise of an Incentive Stock Option. Tax advice should be obtained when exercising any Option and before the disposition of the shares issued upon the exercise of any Option.

11.  RULE 16b-3 COMPLIANCE AND BIFURCATION OF PLAN

The Corporation intends that, if any of the Corporation's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act. If any Plan provision is later found not to be in compliance, the provision shall be void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, at its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are Officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Except as otherwise provided in Section 6(g) and (h), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to stockholders other than cash dividends, the Committee shall make such adjustments, if any, in the number and class of shares or rights subject to Options and the exercise prices of the Options as the Committee in its sole discretion shall determine to be appropriate. In the event of any such change in the outstanding Common Stock of the Corporation, the Committee shall appropriately adjust the aggregate number and class of shares available under the Plan, the Maximum Annual Participant Grant set forth in Section 6, the maximum number of shares as to which Options may be granted and the maximum number of shares of Restricted Stock that may be awarded.

13.  AMENDMENT AND TERMINATION

Unless the Plan has previously been terminated as provided below, the Plan shall terminate on, and no awards of Restricted Stock or Options shall be made after, April 21, 2004. This termination, however, shall have no effect on awards of Restricted Stock or Options made prior to that date. The Plan may be terminated, modified or amended by the stockholders of the Corporation. The Board may also terminate the Plan, and may modify or amend the Plan in such respects as it deems advisable in order to conform to any change in any applicable law or regulation, or in other respects; however, to the extent required for compliance with Rule 16b-3, Section 422 of the Code or other applicable law or regulation, stockholder approval will be required for any amendment that will (a) materially increase the total number of shares as to which Options may be granted or that may be issued as Restricted Stock, (b) materially change the class of persons eligible to receive awards of Restricted Stock and grants of Options, (c) materially increase the benefits accruing to participants under the Plan, or (d) otherwise require stockholder approval under any applicable law or regulation. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award previously granted under the Plan.

14.  INDEMNIFICATION

In addition to all other rights of indemnification they may have as directors of the Corporation or as members of the Committee, members of the Board and the Committee shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any Option granted, Restricted Stock or stock grants awarded under the Plan and against all amounts paid by them in settlement of any action, suit or proceeding (if the settlement is approved by independent legal counsel selected by the Corporation). If the member or members are adjudged liable for willful misconduct, however, the indemnification provisions of this Section 14 shall not apply to expenses that relate to matters involving the willful misconduct. This indemnification shall apply only if the member or members notify the Corporation in writing of the action, suit or proceeding within 14 days after the action is instituted, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the action.

15.  EFFECTIVENESS OF THE PLAN

The Plan became effective on April 21, 1994. The Committee may at its discretion authorize the awarding of Restricted Stock and the granting of Options, the issuance or exercise of which shall be expressly subject to the conditions that
(a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.

16.  DATES OF AMENDMENT

The Plan was amended effective on June 22, 1995, June 27, 1997, November 11, 1998, January 11, 1999 and April 28, 2000.

               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF
                                UTILX CORPORATION
               2000 ANNUAL MEETING OF STOCKHOLDERS - JULY 28, 2000

     The undersigned hereby appoints William M. Weisfield and Anne G. Cameron, and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock, $0.01 par value, of UTILX Corporation which the undersigned may be entitled to vote at the 2000 Annual Meeting of Stockholders to be held at the corporate headquarters located at 22820 Russell Road, Kent, Washington 98032 on Friday, July 28, 2000, at 10:30 a.m., Pacific Time, and at any other adjournment of such meeting, hereby revoking any proxies heretofore given, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement.

     If no direction is given, this proxy will be voted FOR proposals 1, 2, and 3.

               IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

                               ------------------
                                   SEE REVERSE
                                      SIDE
                               -------------------

   /X/        Please
              mark your
              votes as
              in this
              example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                 FOR    WITHHELD
                 / /      / /       NOMINEES:    John W. Ellis and
1. Election                                      Robert P. Gannon
   of  both                                      for three (3) year
   Nominees.                                     terms expiring in
                                                 2003.

2. To approve, consider and vote upon            FOR    AGAINST    ABSTAIN
   a proposal to amend the 1987                  / /      / /        / /
   Restated Stock Option Plan for
   Nonemployee Directors.


3. To approve, consider and vote upon
   a proposal to amend the Amended               / /      / /        / /
   and Restated 1994 Option and
   Restricted Stock Plan.

INSTRUCTIONS:  To withhold authority to
vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________________



Signature(s)_________________________________ Date ____________________________
Note: Please sign exactly as name appears hereon. Joint owners should each sign and date. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.